Variable Interest Entities	12 Months Ended
Dec. 31, 2015
Noncontrolling Interest [Abstract]
Variable Interest Entities
5.	Variable Interest Entities

MACS entered into agreements with entities controlled by the Uphoff Unitholders (members of MACS Holdings, LLC, owner of MACS prior to the acquisition by ETP) to lease the property, buildings and improvements of 37 sites that are now operated by the Partnership. Under the terms of the agreement, the Partnership had the right to purchase the underlying assets of 33 of these leases. Because of the variable interest purchase option as well as the terms of the leases, the Partnership was determined to be the primary beneficiary of these VIEs, and therefore we consolidated these entities prior to exercising our right to purchase. In determining whether the Partnership is the primary beneficiary, we took into consideration the following:

•	Identified the significant activities and the parties that have the power to direct them;
•	Reviewed the governing board composition and participation ratio;
•	Determined the equity, profit and loss ratio;
•	Determined the management-sharing ratio;
•	Reviewed employment terms; and
•	Reviewed the funding and operating agreements.

On December 23, 2015, we completed the acquisition of underlying assets at the 33 locations subject to rights of purchase for $53.7 million, including payment of associated mortgage debt of $44.3 million. This transaction terminated separate consolidation of the VIEs, with the purchased assets continuing to be included in our consolidated financial statements.

Assets and liabilities of the VIEs, included in the December 31, 2014 Consolidated Balance Sheet, consisted of the following:

December 31, 2014
(in thousands)
Receivables from affiliates	$3,484
Property, plant and equipment, net	$45,340
Other noncurrent assets	$3,665
Accounts payable and accrued liabilities	$490
Long-term debt, including current maturities of $8,422	$56,452
Other noncurrent liabilities	$1,190